UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Ivy High Income Opportunities Fund

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IVY HIGH INCOME OPPORTUNITIES FUND (NYSE: IVH)

6300 Lamar Avenue

Overland Park, Kansas 66202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on August 30, 2017

Notice is hereby given to the shareholders of Ivy High Income Opportunities Fund (the “Fund”) that the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) will be held at 6300 Lamar Avenue, Overland Park, Kansas 66202 on August 30, 2017 at 10:00 A.M. (local time). The Annual Meeting is being held for the following purposes:

1. To elect the Class I Trustee nominees named in the accompanying proxy statement, Mr. James D. Gressett, Mr. Joseph Harroz, Jr. and Mr. Glendon E. Johnson, Jr., to hold office until the Fund’s 2020 annual meeting or until their respective successors are elected and duly qualified.

2. To transact such other business as may properly come before the Annual Meeting or any adjournments, postponements or delays thereof.

THE BOARD OF TRUSTEES OF THE FUND, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH TRUSTEE NOMINEE NAMED IN THE ACCOMPANYING PROXY STATEMENT FOR THE FUND.

The Board of Trustees has fixed the close of business on June 16, 2017 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be voted at the Annual Meeting. If you are unable to attend the Annual Meeting in person and wish to have your shares voted, you may vote by telephone, Internet or by filling in, signing and dating the enclosed proxy card and returning it in the accompanying envelope as promptly as possible.

By order of the Board of Trustees,

Jennifer K. Dulski

Secretary

Overland Park, Kansas

June 23, 2017

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE A PREVIOUSLY GIVEN PROXY.

IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU ARE A RECORD HOLDER OF THE FUND’S SHARES, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE. IF YOU INTEND TO ATTEND THE ANNUAL MEETING IN PERSON AND YOU HOLD YOUR SHARES THROUGH A BANK, BROKER OR OTHER CUSTODIAN, IN ORDER TO GAIN ADMISSION YOU WILL BE REQUIRED TO SHOW VALID PHOTOGRAPHIC IDENTIFICATION, SUCH AS YOUR DRIVER’S LICENSE, AND SATISFACTORY PROOF OF OWNERSHIP OF SHARES OF THE FUND, SUCH AS YOUR VOTING INSTRUCTION FORM (OR A COPY THEREOF) OR BROKER’S STATEMENT INDICATING OWNERSHIP AS OF A RECENT DATE. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT OR THROUGH A BANK OR OTHER NOMINEE, YOU WILL NOT BE ABLE TO VOTE IN PERSON AT THE ANNUAL MEETING UNLESS YOU HAVE PREVIOUSLY REQUESTED AND OBTAINED A “LEGAL PROXY” FROM YOUR BROKER, BANK OR OTHER NOMINEE AND PRESENT IT AT THE ANNUAL MEETING.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD(S), OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

IVY HIGH INCOME OPPORTUNITIES FUND

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 30, 2017

This proxy statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.001 per share of Ivy High Income Opportunities Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on August 30, 2017, and any adjournment, postponement or delay thereof (the “Annual Meeting”). The Annual Meeting will be held at the Fund’s principal executive offices located at 6300 Lamar Avenue, Overland Park, Kansas 66202 at 10:00 A.M. (local time).

This document gives you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number 1-800-777-6472.

The Notice of Annual Meeting, the enclosed proxy card and this Proxy Statement (collectively, the “Proxy Materials”) are first being mailed to the Fund’s shareholders on or about June 26, 2017.

Shareholders of record or beneficial owners as of the record date may obtain a free copy of the Annual Report for the fiscal year ended September 30, 2016 and the Semi-Annual Report for the period ended March 31, 2017, which have previously been mailed to shareholders, by writing Ivy Client Services at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 Attn: Investor Services & Support, by calling toll free 1-800-777-6472 or on the Internet at www.ivyinvestments.com.

•	Why is a shareholder meeting being held?

The common shares of the Fund are listed on the New York Stock Exchange (“NYSE”), and the rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year.

•	What matters will be voted on?

Shareholders of the Fund are being asked to elect the Class I Trustee nominees named in this Proxy Statement, Mr. James D. Gressett, Mr. Joseph Harroz, Jr. and Mr. Glendon E. Johnson, Jr., to hold office until the Fund’s 2020 annual meeting or until their respective successors are elected and duly qualified.

•	Will my vote make a difference?

Yes! Your vote is important and could make a difference in the governance of the Fund, no matter how many shares you own.

•	Who is asking for my vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on August 30, 2017, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting.

•	How many votes are required to elect a Trustee nominee?

The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders at the Annual Meeting at which a quorum (i.e., one-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting) is present. For purposes of this vote, a vote to abstain or withholding your vote (or a direction to a broker or other nominee to do so) and a broker non-vote (which occurs when a broker has not received directions from shareholders and does not have discretionary authority to vote the shareholders’ shares) are both not counted as votes cast, and therefore, will have no effect on the outcome of the Trustee election.

•	What happens if shareholders do not elect a Trustee nominee?

If shareholders fail to elect one or more of the Trustee nominees, then the Board will take such further action as it deems to be in the best interests of the Fund’s shareholders.

•	How does the Board recommend that shareholders vote?

The Board unanimously recommends that you vote “FOR” each Trustee nominee named in this Proxy Statement.

The Board has reviewed the qualifications and backgrounds of the Board’s Trustee nominees and believes that each is experienced in overseeing investment companies and is familiar with the Fund, its investment strategies and operations and its investment adviser. The Board has approved each Trustee nominee named in this Proxy Statement and believes his election is in your best interests as shareholders.

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on June 16, 2017, are entitled to be present and to vote at the Annual Meeting or any adjournment, postponement or delay thereof. Shareholders on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share held. Shares represented by your duly executed proxy/proxies will be voted in accordance with your instructions. If you sign a proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations. If any other business is brought before the Annual Meeting, your shares will be voted at your proxy’s discretion unless you specify otherwise in your proxy.

•	Who will bear the costs of proxy solicitation?

The costs of soliciting proxies will be borne by the Fund.

•	How do you vote your Shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the postage-paid envelope provided or vote via telephone or the Internet so your shares will be represented at the Annual Meeting. Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for telephone and Internet voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if a shareholder executed multiple proxy cards with respect to the Fund, shares are voted in accordance with the proxy card bearing the latest date.

If you attend the Annual Meeting and wish to vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show valid photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by your duly executed proxy/proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein.

If any other business is brought before the Annual Meeting, your shares will be voted at your proxies’ discretion unless you specify otherwise in your proxy. If you sign the proxy card(s), but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendations.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Broker-dealers that hold the Fund’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the election of a Trustee. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

•	How many shares of the Fund were outstanding as of the record date?

At the close of business on June 16, 2017, the Fund had 16,567,087.602 common shares outstanding.

Proposal #1: Election of the Trustee

The rules of the NYSE require the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Shareholders of the Fund are being asked to elect the Class I Trustee nominees named in this Proxy Statement, Mr. James D. Gressett, Mr. Joseph Harroz, Jr. and Mr. Glendon E. Johnson, Jr., to hold office until the Fund’s 2020 annual meeting or until their successors are elected and duly qualified.

Composition of the Board of Trustees

The Trustees of the Fund are classified into three classes of Trustees. Set forth below are the current classes of Trustees:

Class I Trustees (1)	Class II Trustees (2)	Class III Trustees (3)
James D. Gressett	Michael G. Smith	Jarold W. Boettcher
Joseph Harroz, Jr.	Edward M. Tighe	James M. Concannon(4)
Glendon E. Johnson, Jr.	Henry J. Herrmann	John A. Dillingham(4)
Frank J. Ross, Jr.(4)

(1)	The Class I Trustees are standing for election at the Annual Meeting. It is currently anticipated that the Class I Trustees will next stand for election at the Fund’s 2020 annual meeting of shareholders.

(2)	It is currently anticipated that the Class II Trustees will next stand for election at the Fund’s 2018 annual meeting of shareholders.
(3)	It is currently anticipated that the Class III Trustees will next stand for election at the Fund’s 2019 annual meeting of shareholders.
(4)	Messrs. Concannon, Dillingham and Ross were appointed as Trustees effective January 1, 2017.

The Trustee nominees, if elected at the Annual Meeting, will hold office for a term in accordance with their class or until their respective successors shall have been elected and duly qualified. The Class II and Class III Trustees of the Fund, as set forth in the table above, will continue to serve under their current terms and will stand for re-election at subsequent annual meetings of shareholders as indicated above.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Trustee nominee named in this Proxy Statement. Each Trustee nominee named in this Proxy Statement has agreed to continue to serve as a Trustee of the Fund if elected at the Annual Meeting. If, however, a Trustee nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the person named therein to vote in favor of a substitute Trustee nominee as the Fund’s Governance Committee may select.

Certain information concerning the Trustees and the officers of the Fund is set forth in the table below. An “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) is indicated by an asterisk(*). Independent Trustees are those who are not interested persons of (i) the Fund, (ii) the Fund’s investment adviser, Ivy Investment Management Company (“IICO”), a wholly owned subsidiary of Waddell & Reed Financial Inc. (“WDR”), or (iii) a principal underwriter of the Fund, and who satisfy the requirements contained in the definition of “independent” as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Independent Trustees”).

Trustees and the Trustee Nominees

The Fund is governed by the Board, which is currently comprised of ten Trustees (as of the fiscal year ended September 30, 2016, the Board was comprised of seven Trustees). A majority of the Board are Independent Trustees. The Board elects the officers who are responsible for administering the Fund’s day-to-day operations. The Fund is part of the Ivy Funds Complex (comprised of 45 portfolios within the Ivy Funds, 29 portfolio within the Ivy Variable Insurance Portfolios and three portfolios within the Ivy NextShares Portfolios). The Ivy Funds Complex and the Advisors Funds Complex (comprised of 20 portfolios within the Waddell & Reed Advisors Funds and three portfolios within the InvestEd Portfolios) comprise the Waddell & Reed Fund Complex (the “Fund Complex”). Each Trustee also serves as a Trustee of the Advisor Fund Complex and the other funds in the Ivy Fund Complex.

Name, Address and Year of Birth	Position(s) Held with the Fund	Trustee Since†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Independent Trustees
Jarold W. Boettcher, CFA 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	2013	President, Boettcher Enterprises, Inc. (agriculture products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (aerial ag applicator) (1982 to present)	101

Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services) (1985 to present); Member of Kansas Board of Regents (2007-2011); Trustee and Governance Committee Member of Kansas State University Foundation (1981 to present); Audit Committee Chairperson, Kansas Bioscience Authority (2009 to present); Member of Kansas Foundation for Medical Care (until 2011); Trustee, Advisors Fund Complex (2007 to present) (23 portfolios overseen); Trustee, Ivy Funds (2002 to present) (45 portfolios overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	2017	Professor of Law, Washburn University School of Law (1973 to present)	101

Director, Kansas Legal Services for Prisoners, Inc.; Director, US Alliance Corp. (2009 to present); Trustee, Advisors Fund Complex (1997 to present) (23 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

Name, Address and Year of Birth	Position(s) Held with the Fund	Trustee Since†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	2017	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	101

Former Advisory Director, UMB Northland Board (financial services) (1995-2012); former President (2005-2007), and current trustee, Liberty Memorial Association (WW1 National Museum) (1998 to present); Trustee, Harry S Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present); former founding Member and Trustee (until 2012), CGSC Foundation (government); former founding Chair and current Chairman, Kansas City Municipal Assistance Corporation (bond issuance); Trustee, Advisors Fund Complex (1997 to present) (23 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

James D. Gressett 6300 Lamar Avenue Overland Park, KS 66202 1950	Trustee	2013	Chief Executive Officer (“CEO”) of CalPac Pizza LLC (2011 to present); CEO of CalPac Pizza II LLC (2012 to present); CEO of PacPizza LLC (Pizza Hut franchise) (1999 to present); Partner, Century Bridge Partners (real estate investments) (2007 to present); Manager, Premium Gold Foods (2006 to present)	101	Trustee, Advisors Fund Complex (2017 to present) (23 portfolios overseen); Trustee, Ivy Funds (2008 to present) (45 portfolios overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Name, Address and Year of Birth	Position(s) Held with the Fund	Trustee Since†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee Independent Chairman	2013	Dean of the College of Law, Vice President and Professor, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC, (commercial enterprise investments) (1998 to present)	101

Director and Investor, Valliance Bank (2004 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (2003 to present) (non-profit); Independent Chairman and Trustee, Advisors Fund Complex (Chairman: 2015 to present; Trustee: 1998 to present) (23 portfolios overseen); Independent Chairman and Trustee, Ivy Funds (Independent Chairman: 2006 to present; Trustee: 1998 to present) (45 portfolios overseen); Independent Chairman and Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Glendon E. Johnson, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1951	Trustee	2013	Of Counsel, Lee & Smith, PC (law firm, emphasis on finance, securities, mergers and acquisitions law) (1996 to present); Owner and Manager, Castle Valley Ranches, LLC (ranching) and Castle Valley Outdoors, LLC (outdoor recreation) (1995 to present); Formerly, Partner, Kelly,Drye & Warren LLP (law firm, (1989-1996); Partner, Lane & Edson PC (law firm) (1987 to 1989)	101	Director, Thomas Foundation for Cancer Research (non-profit) (2005 to present); Trustee, Advisors Fund Complex (2017 to present) (23 portfolios overseen); Trustee, Ivy Funds (2008 to present) (45 portfolios overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Name, Address and Year of Birth	Position(s) Held with the Fund	Trustee Since†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street Suite 1000 Kansas City, MO 64112 1953	Trustee	2017	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	101

Director, American Red Cross (community service) (2003-2010); Trustee, Advisors Fund Complex (1996 to present) (23 portfolios overseen); Trustee, Ivy Funds (2017 to present) (45 portfolios overseen); Trustee, Ivy NextShares (2017 to present) (3 portfolios overseen)

Michael G. Smith 6300 Lamar Avenue Overland Park, KS 66202 1944	Trustee	2013	Retired; formerly, with Merrill Lynch as Managing Director of Global Investor Client Strategy (1996 to 1998), Head of Regional Institutional Sales (1995 to 1996) and of U.S. Central Region (1986 to 1995, 1999)	101

Director of Executive Board, Cox Business School, Southern Methodist University; Lead Director of Northwestern Mutual Funds (2003-2016) (29 portfolios overseen); Director, dbx Target Date Funds (2007-2015); Chairman, CTMG, Inc. (clinical testing) (2008 to present); Trustee, Advisors Fund Complex (2017 to present) (23 portfolios overseen); Trustee, Ivy Funds (2008 to present) (45 portfolios overseen); (1 portfolio overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Edward M. Tighe 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2013	Retired; formerly, CEO and Director of Asgard Holding, LLC (computer network and security services) (2002 to 2004); President, Citco Technology Management (1995 to 2000); CEO, Global Mutual Fund Services (1993 to 2000); Sr. Vice President, Templeton Global Investors (1988 to 1992)	101	Trustee of Hansberger Institutional Funds (2000-2007); Director, The Research Coast Principium Foundation, Inc. (non-profit) (2012-2015); Trustee, Advisors Fund Complex (2017 to present) (23 portfolios overseen); Trustee, Ivy Funds (2008 to present) (45 portfolios overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen)

Name, Address and Year of Birth	Position(s) Held with the Fund	Trustee Since†	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held During Past Five Years
Interested Trustee
Henry J. Herrmann* 6300 Lamar Avenue Overland Park, KS 66202 1942	Trustee	2013	Retired, current Chairman, Waddell & Reed Financial, Inc. (“WDR”) (January 2010 to present); formerly CEO, WDR (2005 to 2016); Formerly President, CEO and Chairman, IICO (2002 to 2016); President, CEO and Chairman, Waddell & Reed Investment Management Company (“WRIMCO”) (1993 to 2016); President and Trustee of each of the funds in the Fund Complex (2001-2016)	101	Director of WDR; Trustee, Advisors Fund Complex (1998 to present) (23 portfolios overseen); Trustee, Ivy Funds (1998 to present) (45 portfolios overseen); Trustee, Ivy NextShares (2016 to present) (3 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City (2007 to present)

*	Mr. Herrmann is “interested” by virtue of his former engagement as an officer of WDR and certain of its wholly owned subsidiaries, including IICO, the Fund’s investment adviser.
†	Each Trustee is generally expected to serve a term as set forth under “Composition of the Board of Trustees.”

Trustee Qualifications

The Fund’s Governance Committee is responsible for identifying, evaluating and recommending Board candidates. The Governance Committee reviews the background and the educational, business and professional experience of candidates and the candidates’ expected contributions to the Board. Although the Board has not adopted a formal diversity policy, the Board nevertheless believes that the different perspectives, viewpoints, professional experience, education, and individual qualities of each director contribute to the Board’s diversity of experiences and bring a variety of complementary skills. It is the Trustees’ belief that this allows the Board, as a whole, to oversee the business of the Fund in a manner consistent with the best interests of the Fund’s shareholders.

The following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years as set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the SEC.

Jarold W. Boettcher. Mr. Boettcher has more than 40 years of experience in the financial services industry. He has acted as a portfolio manager and director of a financial services firm. He has served as the Chair of a local community bank and the Chair of a state employees retirement system. Mr. Boettcher is a Chartered Financial Analyst and holds an M.S. degree from the Massachusetts Institute of Technology. Mr. Boettcher has multiple years of service as a Trustee to the Ivy Funds Complex and the Advisors Funds Complex. The Board concluded that Mr. Boettcher is suitable to serve as Trustee because of his academic background, his work experience, his extensive investment management experience and the length of his service as a Trustee.

James M. Concannon. Mr. Concannon has organizational management experience as the dean of a law school. He has served as an officer and on the boards of non-profit organizations. He has multiple years of service as a Trustee to the Advisors Fund Complex. The Board concluded that Mr. Concannon is suitable to serve as Trustee because of his academic background and the length of his service as a Trustee.

John A. Dillingham. Mr. Dillingham has experience overseeing and managing privately held businesses. He has served on the boards and as chairman of municipal financing agencies and on the boards of numerous non-profit organizations. He has multiple years of service as a Trustee to the Advisors Fund Complex. The Board concluded that Mr. Dillingham is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee.

James D. Gressett. Mr. Gressett has served as the CEO of a closely-held corporation. He also has served as an accountant and partner in a public accounting firm. Mr. Gressett has also been a member and chairman of the boards of several closely-held corporations and charitable organizations. Mr. Gressett holds a B.B.A. of Accountancy degree from the University of Texas at Austin. Mr. Gressett has multiple years of service as a Trustee to the Ivy Funds Complex and also serves as a Trustee to the Advisors Funds Complex also. The Board concluded that Mr. Gressett is suitable to serve as Trustee because of his work experience, his academic background, his service on other corporate and charitable boards and the length of his service as a Trustee.

Joseph Harroz Jr. Mr. Harroz serves as Dean of the College of Law and Vice President of a state university, and also serves as a director of a bank. He also has served as a president and director of a publicly traded company and as General Counsel to a state university system. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Ivy Funds Complex and the Advisors Funds Complex. The Board concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee.

Henry J. Herrmann. Mr. Herrmann has extensive experience in the investment management business, both as a portfolio manager and as a member of senior management, and experience as a director of a publicly held company. He has multiple years of service as a Trustee and officer of the Ivy Funds Complex and the Advisors Funds Complex. The Board concluded that Mr. Herrmann is suitable to serve as Trustee because of his academic background, his extensive work experience in the financial services and investment management industry and the length of his service as a Trustee.

Glendon E. Johnson, Jr. Mr. Johnson practiced law for over 30 years, specializing in corporate finance, securities and mergers and acquisitions, including representing and advising financial services companies and investment advisers and their boards. In addition, for over twelve years, he was involved in the acquisition, sale, financing, and daily business affairs of several financial service companies, including investment managers. He serves as a Director of the Thomas Foundation for Cancer Research. Mr. Johnson holds an Honors B.A. of Economics and Business from the University of Utah, and a J.D. from the University of Texas Law School at Austin, where he was a member and note and comment editor of the Texas Law Review. Mr. Johnson has multiple years of service as a Trustee to the Ivy Funds Complex and also serves as a Trustee to the Advisors Funds Complex. The Board concluded that Mr. Johnson is suitable to serve as Trustee because of his extensive legal and business experience, academic background and the length of his service as a Trustee.

Frank J. Ross, Jr. Mr. Ross has experience as a business attorney and as the head of the business department of a major law firm. He has served as a member of a state banking board and on the boards of a private university, a private secondary school and various non-profit organizations. He has multiple years of service as a Trustee to the Advisors Fund Complex. The Board concluded that Mr. Ross is suitable to serve as Trustee because of his work experience and the length of his service as a Trustee.

Michael G. Smith. Mr. Smith has over 40 years of experience in the financial services and investment management industry. He has served as a member and chairman of the boards of several mutual funds and charitable and educational organizations. Mr. Smith is a Chartered Financial Analyst and holds a B.B.A. of Finance degree and an M.B.A. degree from Southern Methodist University. Mr. Smith has multiple years of service as a Trustee to the Ivy Funds Complex and also serves as a Trustee to the Advisors Funds Complex. The Board concluded that

Mr. Smith is suitable to act as Trustee because of his extensive work experience in the financial services and investment management industry, his educational and charitable organization experience, his educational background and the length of his service as a Trustee.

Edward M. Tighe. Mr. Tighe has extensive experience in the mutual fund and information technology industries. He has held executive positions with U.S. mutual fund companies and served as a lead independent trustee on a different mutual fund board. Mr. Tighe holds a B.S. of Finance degree from Boston University. Mr. Tighe has multiple years of service as a Trustee to the Ivy Funds Complex and also serves as a Trustee to the Advisors Funds Complex. The Board concluded that Mr. Tighe is suitable to serve as Trustee because of his academic background, his extensive business experience and the length of his service as a Trustee.

The Board’s Leadership Structure

The Fund is governed by its Board, which currently is comprised of ten Trustees (as of the fiscal year ended September 30, 2016, the Board was comprised of seven Trustees). The Board is responsible for the overall management of the Fund, which includes general oversight and review of the Fund’s investment activities, in accordance with federal law and the law of the State of Delaware, as well as the stated policies of the Fund. The Board has appointed officers of the Fund and has delegated to them the management of the day-to-day operations of the Fund based on policies adopted by the Board, with general oversight by the Board.

The Board is classified into three classes—Class I, Class II and Class III—as nearly equal in number as reasonably possible, with the Trustees in each class to hold office until their successors are elected and duly qualified. At each succeeding annual meeting of shareholders, the successors to the class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

Nine members of the Board are Independent Trustees. Mr. Henry J. Herrmann is an interested Trustee of the Fund. An interested person of the Fund includes any person who is otherwise affiliated with the Fund or a service provider to the Fund, such as IICO, the Fund’s investment adviser. The Board believes that having a majority of Independent Trustees on the Board is appropriate and in the best interests of the Fund’s shareholders. However, the Board also believes that having Mr. Herrmann serve on the Board to bring his viewpoint is an important element in the Board’s decision-making process.

Under the Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and its Amended and Restated By-Laws (the “Bylaws”), a Trustee may serve as a Trustee until his or her term expires, until he or she dies or resigns, or in the event of bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office, or his or her removal. The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. Delaware law permits shareholders to remove Trustees under certain circumstances and requires the Fund to assist in shareowner communications.

The Board has elected Joseph Harroz, Jr., an Independent Trustee, to serve as Independent Chair of the Board. In that regard, Mr. Harroz’s responsibilities include setting an agenda for each meeting of the Board; presiding at all meetings of the Board and the Independent Trustees; and serving as a liaison with other Trustees, the Fund’s officers and other management personnel, and counsel to the Fund. The Independent Chair also performs such other duties as the Board may from time to time determine.

The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also holds four regularly scheduled in-person meetings each year, during a portion of which management is not present, as well as a special telephonic meeting in connection with the Board’s consideration of the Fund’s management agreements, and may hold special meetings, as needed, either in person or by telephone.

The Board has established a committee structure that includes three committees: the Audit Committee, Governance Committee and Executive Committee, the first two of which are comprised solely of Independent Trustees. The Board annually evaluates its structure and composition, as well as the structure and composition of those committees. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Fund in light of, among other factors, the asset size and nature of the Fund, the arrangements for the conduct of the Fund’s operations, the number of Trustees, and the Board’s responsibilities.

Risk Oversight

Consistent with its responsibility for oversight of the Fund, the Board oversees the management of risks relating to the administration and operation of the Fund. The Board performs this risk management oversight directly and, as to certain matters, directly through its committees and through its Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Fund.

In general, the Fund’s risks include, among other things, investment risk, credit risk, discount risk, liquidity risk, valuation risk, operational risk and regulatory compliance risk. The Board has adopted, and will periodically review, policies and procedures designed to address these and other risks to the Fund. In addition, under the general oversight of the Board, IICO and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks of the Fund. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Fund through review of regular reports, presentations and other information from officers of the Fund and other persons.

Senior officers of the Fund, senior officers of IICO, the Fund’s investment adviser and IICO’s affiliated companies (collectively, “Waddell & Reed”), and the Fund’s Chief Compliance Officer (“CCO”) regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from IICO with respect to the investments and securities trading of the Fund and reports from Fund management personnel regarding valuation procedures. In addition to regular reports from Waddell & Reed, the Board also receives reports regarding other service providers to the Fund, either directly or through Waddell & Reed or the Fund’s CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund’s CCO regarding the effectiveness of the Fund’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Waddell & Reed.

Senior officers of the Fund and senior officers of Waddell & Reed also report regularly to the Audit Committee on Fund valuation matters and on the Fund’s internal controls and accounting and financial reporting policies and practices. Waddell & Reed compliance personnel also report regularly to the Audit Committee. In addition, the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet separately with the Fund’s CCO to discuss matters relating to the Fund’s compliance program.

Officers of the Fund

The following information relates to the executive officers of the Fund who are not Trustees. Fund officers receive no compensation from the Fund but may also be officers or employees of IICO, the Fund’s investment adviser, and may receive compensation in such capacities.

Name, Year of Birth and Address*	Position(s) Held with the Fund	Officer of Fund Since†	Principal Occupation(s) During Past Five Years
Executive Officers
Philip J. Sanders 1959	President	2016

CEO of WDR (August 2016 to present); President, CEO and Chairman of IICO and WRIMCO (August 2016 to present); President of each of the funds in the Fund Complex (August 2016 to present); CIO of WDR (February 2011 to present); CIO of IICO and WRIMCO (August 2010 to present)

Wendy J. Hills 1970	Vice President General Counsel Assistant Secretary	2014 2014 2017	Senior Vice President, General Counsel, Chief Legal Officer and Secretary of WDR (2014 to present); Senior Vice President, General Counsel and Secretary of IICO and WRIMCO (2014 to present); Vice President, Secretary and Associate General Counsel of WDR (2004-2014); Senior Vice President, Secretary and Associate General Counsel of IICO and WRIMCO (2007-2014); Vice President and General Counsel for each of the funds in the Fund Complex (2014 to present); Assistant Secretary for each of the funds in the Fund Complex (2014-2016); Secretary for each of the funds in the Fund Complex (2016 to present)
Joseph W. Kauten 1969	Vice President Treasurer Principal Accounting Officer Principal Financial Officer	2013

Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present); Assistant Treasurer of each of the funds in the Fund Complex (2003-2006); Vice President of Waddell & Reed Services Company (WRSCO) (2007 to present)

Scott J. Schneider 1968	Vice President Chief Compliance Officer	2013	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex; Vice President of IICO and WRIMCO (2006 to present)
Jennifer K. Dulski 1980	Secretary	2017

Secretary of each of the funds in the Fund Complex (May 2017 to present); Senior Associate, K&L Gates, LLP (2014-2017); Associate, Foley & Lardner LLP (2013-2014); Associate General Counsel, UBS Global Asset Management 2012-2013; Associate, Reed Smith LLP (2007-2012)

Name, Year of Birth and Address*	Position(s) Held with the Fund	Officer of Fund Since†	Principal Occupation(s) During Past Five Years
Philip A. Shipp 1969	Assistant Secretary	2013

Assistant Secretary of each of the funds in the Fund Complex (2012 to present); Senior Vice President of Waddell & Reed, Inc. (“WRI”) and Ivy Distributors, Inc. (“IDI”) (2017 to present); Vice President of WRI and IDI (2010-2016)

*	The business address of each officer is 6300 Lamar Avenue, Overland Park, KS 66202.
†	Term of office is at the discretion of the Board or until a successor has been duly elected and qualified.

Board Committees

The Board has established the following standing committees: Audit Committee, Executive Committee and Governance Committee. All committee members are Independent Trustees with the exception of Mr. Herrmann. The respective duties and current memberships of the standing committees are:

Audit Committee

The Audit Committee serves as an independent and objective party to monitor the Fund’s accounting policies, financial reporting and internal control system, as well as the work of the Fund’s independent registered public accounting firm.

The Audit Committee also serves to provide an open avenue of communication among the Fund’s independent registered public accounting firm, the internal accounting staff of IICO and the Board. During the fiscal year ended September 30, 2016, the Audit Committee consisted of Edward M. Tighe (Chair), Jarold W. Boettcher and James D. Gressett. Effective January 1, 2017, the Audit Committee consists of Edward M. Tighe (Chair), Jarold W. Boettcher, James M. Concannon, John A. Dillingham and James D. Gressett.

The Board has determined that each of Messrs. Tighe, Boettcher and Gressett have the attributes of an audit committee financial expert, as such term is defined in the federal securities laws. (The identification of a person as having the attributes of an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and the Board in the absence of such identification.)

The report of the Audit Committee is set forth in Appendix A to this Proxy Statement.

Executive Committee

The Executive Committee acts as necessary on behalf of the full Board. When the Board is not in session, the Executive Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on, the Board, and except as otherwise provided by law. During the fiscal year ended September 30, 2016, the Executive Committee consisted of Henry J. Herrmann (Chair), Joseph Harroz, Jr. and Glendon E. Johnson, Jr. Effective January 1, 2017, the Executive Committee consists of Henry J. Herrmann (Chair), John A. Dillingham and Glendon E. Johnson, Jr.

Investment Oversight Committee

The Investment Oversight Committee reviews, among other things, the investment performance of the Fund, any proposed changes to the Fund’s investment policies, and the Fund’s portfolio transactions. The Investment Oversight Committee consists of Michael G. Smith (Chair), Jarold W. Boettcher and James M. Concannon. The Investment Oversight Committee was formed on January 1, 2017, and, therefore, was not in operation during the fiscal year ended September 30, 2016.

Governance Committee

The Governance Committee evaluates, selects and recommends to the Board candidates to serve as Independent Trustees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with any supporting information should be directed to the Secretary of the Fund. The Governance Committee also oversees the functioning of the Board and its committees. During the fiscal year ended September 30, 2016, the Governance Committee consisted of Glendon E. Johnson, Jr. (Chair), Jarold W. Boettcher and Glendon E. Johnson Jr. Effective January 1, 2017, the Governance Committee consists of Frank Ross, Jr. (Chairman), John A. Dillingham, James D. Gressett and Glendon E. Johnson, Jr.

The Board has authorized the creation of a Valuation Committee comprised of such persons as may be designated from time to time by Waddell & Reed Services Company, the accounting and administrative services agent for funds in the Ivy Trust, and includes Henry J. Herrmann. This committee is responsible in the first instance for fair valuation and reports all valuations to the Board on a quarterly (or as needed) basis for its review and approval.

During the fiscal year ended September 30, 2016, the Board and the Audit Committee each met five (5) times and the Governance Committee met two (2) times. The Executive Committee and Investment Oversight Committee did not meet during the fiscal year ended September 30, 2016.

During the fiscal year ended September 30, 2016, each Trustee of the Fund attended at least 75% of the aggregate of: (i) all regular meetings of the Board; and (ii) all meetings of all committees of the Board on which the Trustee served.

The Fund does not have a policy with the respect to Board member attendance at annual shareholder meetings, and no Board member attended last year’s annual shareholder meeting.

Selection of Nominees

The Board’s Governance Committee makes Independent Trustee candidate recommendations to the Board pursuant to its charter. The Governance Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Fund’s investment adviser and other principal service providers.

The Governance Committee evaluates candidates using certain criteria, considering, among other qualities, a high level of integrity, appropriate experience, a commitment to fulfill the fiduciary duties inherent in Board membership, and the extent to which potential candidates possess sufficiently diverse skill sets that would contribute to the Board’s overall effectiveness.

The Governance Committee considers prospective candidates from any reasonable source, including from recommendations by shareholders of the Fund. The Governance Committee initially evaluates prospective candidates on the basis of preliminary information required of all preliminary candidates, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more Governance Committee members would be arranged. If the Governance Committee, based on the results of these contacts, believed it had identified a viable candidate, it would air the matter with the full group of Independent Trustees for input.

Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

Shareholders seeking to recommend one or more candidates to the Board should direct the names of such candidates they wish to be considered to the attention of the Fund’s Governance Committee, in care of the Fund’s Secretary, at the address of the Fund listed on the front page of this Proxy Statement. Such candidates will be considered with any other trustee candidates on the basis of the same criteria described above used to consider and evaluate candidates recommended by other sources.

For candidates to serve as Independent Trustees, independence from the Fund’s investment manager, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Governance Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of the Board’s present composition and the Governance Committee’s (or the Board’s) perceptions about future issues and needs.

Shareholder Communications to the Trustees

Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board or the Trustees with whom you wish to communicate by either name or title. All such correspondence should be sent to the attention of Jennifer K. Dulski, Secretary of the Fund, at 6300 Lamar Avenue, Overland Park, Kansas 66202.

Trustee Beneficial Ownership of Securities

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned by such Trustee in the Fund and in the aggregate of all funds with the Fund Complex as of March 31, 2017. The information as to beneficial ownership is based upon statements furnished by each Trustee.

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Shares Owned of All Funds in the Fund Complex
Jarold W. Boettcher	$0	Over $	100,000
James M. Concannon	$0	Over $	100,000
John A. Dillingham	$0	Over $	100,000
James D. Gressett	$0	Over $	100,000
Joseph Harroz, Jr.	$0	Over $	100,000
Glendon E. Johnson, Jr.	$0	Over $	100,000
Frank J. Ross, Jr.	$0	Over $	100,000
Michael G. Smith	$0	Over $	100,000
Edward M. Tighe	$0	Over $	100,000

Interested Trustee
Henry J. Herrmann	$0	Over $	100,000

As of March 31, 2017, none of the Independent Trustees or any member of his or her immediate family owned beneficially or of record any securities in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with IICO.

As of June 16, 2017 the officers and Trustees of the Fund, as a group, beneficially owned less than 1% of the outstanding shares of the Fund.

Trustee Compensation

The fees and expenses of the Trustees are paid by the Fund and are allocated among the funds within the Fund Complex based on each fund’s relative asset size. The Independent Trustees received (or were entitled to receive) the amounts set forth below for the fiscal year ended September 30, 2016 for service as a Trustee of the Fund and each of the other funds within the Fund Complex.

Independent Trustees(1)	Compensation from the Fund	Aggregate Compensation from the Fund Complex (2)
Jarold W. Boettcher	$1,090	$414,500
James M. Concannon	$0	$211,000
John A. Dillingham	$0	$200,000
James D. Gressett	$1,090	$217,500
Joseph Harroz, Jr.(3)	$1,266	$500,500
Glendon E. Johnson, Jr.	$1,090	$217,500
Frank J. Ross, Jr.	$0	$210,000
Michael G. Smith	$1,090	$217,500
Edward M. Tighe	$1,090	$217,500

Interested Trustee
Henry J. Herrmann	$0	$0

(1)	The table reflects compensation for the fiscal year ended September 30, 2016. Messrs. Concannon, Dillingham and Ross were appointed as Trustees effective January 1, 2017 and therefore none of those Trustees received compensation from the Fund for the period.
(2)	The Fund Complex included 101 portfolios, as described above. No pension or retirement benefits have been accrued as a part of Fund expenses.
(3)	Mr. Harroz receives an additional fee for his services as Independent Chair of the Board. For the fiscal year ended September 30, 2016, this fee was $70,000.

Of the totals listed in the “Aggregate Compensation” column above, the following amounts have been deferred:

Jarold W. Boettcher	$230,000
James M. Concannon	$10,000
John A. Dillingham	$10,000
James D. Gressett	$50,000
Joseph Harroz, Jr.	$50,050
Glendon E. Johnson, Jr.	$0
Frank J. Ross, Jr.	$10,000
Michael G. Smith	$78,750
Edward M. Tighe	$47,250
Henry J. Herrmann	$0

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH TRUSTEE NOMINEE NAMED IN THIS PROXY STATEMENT.

Additional Information

Investment Adviser

IICO serves as the Fund’s investment adviser. IICO is a wholly-owned subsidiary of WDR and is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Administrator

Waddell & Reed Services Company, located at 6300 Lamar Avenue, Overland Park, Kansas 66202-4200, serves as the Fund’s administrator.

Further Information About Voting and the Annual Meeting

One-third of the outstanding shares of the Fund entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting for purposes of conducting business at the Annual Meeting.

The Board has fixed the close of business on June 16, 2017 as the record date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund on that date will be entitled to one vote on each matter to be voted on for each share held and a fractional vote with respect to each fractional share with no cumulative voting rights.

For the purpose of the Trustee election, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Annual Meeting for purposes of determining the existence of the quorum. A “broker non-vote” occurs when shares are owned through a bank or broker in “street” name and the shareholder fails to provide the bank or broker with voting instructions and the bank or broker does not have the discretionary authority to vote the shares on a particular proposal. A broker non-vote may also occur if a broker fails to vote shares for any reason. Because the only proposal to be presented at the Annual Meeting is considered to be a “routine” voting item, the Fund does not expect to receive any broker non-votes.

Instructions regarding how to vote via telephone or the Internet are included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, shares are voted in accordance with the proxy card bearing the latest date.

If you wish to attend the Annual Meeting and vote in person, you will be able to do so. If you intend to attend the Annual Meeting in person and you are a record holder of the Fund’s shares, in order to gain admission you will be required to show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you will be required to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

All shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If any other business is brought before the Annual Meeting, your shares will be voted at the proxies’ discretion. If you sign the proxy card, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation.

Shareholders who execute proxy cards or record their voting instructions via telephone or the Internet may revoke their proxies at any time prior to the time they are voted by giving written notice to the Secretary of the Fund, by delivering a subsequently dated proxy (including via telephone or the Internet) prior to the date of the Annual Meeting or by attending and voting at the Annual Meeting. Merely attending the Annual Meeting, however, will not revoke a previously submitted proxy.

Discretionary Voting

Broker-dealers that hold the Fund’s shares in “street name” for the benefit of their customers will request the instructions of such customers on how to vote their shares on the election of a Trustee. The Fund understands that, under the rules of the NYSE, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. The election of a Trustee is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Proxy Solicitation

The Fund’s officers and employees of the Fund’s investment adviser (none of whom will receive additional compensation therefor) may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP (“Deloitte & Touche”) was selected as the Fund’s independent registered public accounting firm to audit the accounts of the Fund for the fiscal year ended September 30, 2016. Representatives of Deloitte & Touche are not expected to attend the Annual Meeting and will not be available to make a statement or respond to questions. The Fund does not know of any direct or indirect financial interest of Deloitte & Touche in the Fund.

The following table shows the fees billed by Deloitte & Touche for audit and other services provided to the Fund for the fiscal years ended September 30, 2016 and 2015, respectively,

	2016	2015
Audit Fees(1)	$36,500	$35,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	4,200	4,200
All Other Fees(4)	—	117
Total	$40,700	$39,317

(1)	Audit fees category are those fees associated with the audit of the Fund’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements and registration consents. All of the audit services for the fiscal years ended September 30, 2016 and 2015 were approved by the Audit Committee in accordance with its pre-approval policies and procedures.
(2)	Audit-related fees refer to the assurance and related services by the independent public accounting firm that are reasonably related to the performance of the Fund’s annual financial statements and are not otherwise included under the “audit fees” category above.
(3)	Tax fees refer to fees for professional services rendered by the registered principal accounting firm for tax compliance, tax advice and tax planning.
(4)	All other fees refer to fees related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services.

Audit Committee’s Pre-Approval Policies and Procedures. The Fund’s Audit Committee pre-approves all audit services to be provided by the Fund’s independent registered public accounting firm. The Audit Committee pre-approves all non-audit services to be performed for the Fund by the Fund’s independent registered accounting firm; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the Fund during the fiscal year in which the services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.

The Audit Committee pre-approves all non-audit services to be performed by the Fund’s independent registered accounting firm for IICO, the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted and overseen by IICO) or any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the Fund if the engagement relates directly to the operations or financial reporting of the Fund; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the independent registered accounting firm by the Fund for all services and by IICO for non-audit services if the engagement relates directly to the operations or financial reporting of the Fund during the fiscal year in which those services are provided, if the Audit Committee approves the provision of such non-audit services prior to the completion of the audit.

No services performed by Deloitte & Touche in the “audit-related fees,” “tax fees” or “all other fees” categories for the fiscal years ended September 30, 2015 or 2016 were approved by the Audit Committee pursuant to the pre-approval exceptions described above or the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X promulgated by the SEC.

The aggregate non-audit fees billed for services rendered by Deloitte & Touche to the Fund for the fiscal years ended September 30, 2015 and 2016 were $4,317 and $4,200 respectively. The aggregate non-audit fees billed for services rendered by Deloitte & Touche to IICO (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with IICO that provides ongoing services to the Fund for the fiscal years ended September 30, 2015 and 2016 were $87,900 and $102,450, respectively.

Control Persons and Principal Holders of Securities

To the best of the Fund’s knowledge, as of the record date, based upon the Fund’s review of filings of Schedule 13D and Schedule 13G filed in respect of the Fund’s shares, the below persons or groups have reported beneficial ownership of more than 5% of the Fund’s outstanding shares.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 E. Liberty Drive, Suite 400 Wheaton, IL 60187	2,342,968*	14.14%

*	First Trust Portfolios L.P., First Trust Advisors L.P, and The Charger Corporation have shared dispositive power with respect to 2,342,968 shares.

Important Notice Regarding Internet Availability of Proxy Materials for Annual Meeting to be held on August 30, 2017

The Proxy Materials are available to you on the Internet at https://www.proxy-direct.com/ivy-28915. The Proxy Materials will be available on the Internet through the day of the Annual Meeting.

The Fund will furnish to any shareholder, without charge, a copy of the Fund’s most recent Annual Report and Semi-Annual Report, which have previously been mailed to shareholders, upon request, by writing Ivy Client Services at P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 Attn: Investor Services & Support, by calling toll free 1-800-777-6472 or on the Internet at www.ivyinvestments.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, IICO, the Fund’s investment adviser, affiliated persons of IICO, and persons who beneficially own more than ten percent of the Fund’s shares to file certain reports of ownership (“Section 16 filings”) with the SEC. To the Fund’s knowledge, all required Section 16 filings were timely and correctly made by reporting persons during the Fund’s most recently completed fiscal year.

Deadline for Shareholder Proposals

The deadline for submitting shareholder proposals for inclusion in the Fund’s proxy statement and form of proxy for the Fund’s annual meeting of shareholders in 2018 is February 26, 2018. Any shareholder proposal that is intended to be presented at such annual meeting, but not submitted for inclusion in the Fund’s proxy statement and form of proxy in accordance with the foregoing sentence, must be received no later than May 12, 2018. Any correspondence should be sent to the Fund, directed to the attention of its Secretary, at the address printed on the first page of this Proxy Statement. The persons designated as proxies will vote in their discretion on any matter if the Fund does not receive notice of such matter prior to May 12, 2018. The mere submission of a proposal or notice of proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement or otherwise considered at such annual meeting because certain federal rules must be complied with before consideration of the proposal is required.

Other Matters

The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Adjournment

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Fund. Under the Fund’s Bylaws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shareholders present in person or by proxy at the Annual Meeting, or by the chairman of the meeting.

By order of the Board,

Jennifer K. Dulski

Secretary

June 23, 2017

APPENDIX A

AUDIT COMMITTEE REPORT

IVY HIGH INCOME OPPORTUNITIES FUND (THE “FUND”)

The Audit Committee of the Board of Trustees of the Fund operates pursuant to a Charter, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. The role of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the work of the Fund’s independent registered public accounting firm. The Fund’s Audit Committee is responsible for, among other things, recommending the initial and ongoing engagement of the Fund’s independent registered public accounting firm and reviewing with the independent registered public accounting firm the scope and results of the Fund’s annual audit. Fund management is responsible for establishing and maintaining systems for accounting, reporting and internal controls. The Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews.

The Audit Committee met on November 10 and November 15, 2016 to review the Fund’s audited financial statements for the fiscal year ended September 30, 2016. In performing this oversight function, the Audit Committee reviewed and discussed the audited financial statements with the Fund’s management and independent registered public accounting firm, Deloitte and Touche LLP (“Deloitte”), and discussed the audit of such financial statements with Deloitte. The Audit Committee discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance, AU Section 380), which supersedes SAS No. 61 (Communications with Audit Committees) and received the written disclosures and the letter from Deloitte required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence). The Audit Committee also discussed with Deloitte its independence.

The members of the Audit Committee are not employed by the Fund as experts in the fields of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes notwithstanding that one or more members may be designated an “audit committee financial expert.” Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and Deloitte. Each member of the Audit Committee is not an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended, and has been determined to meet the independence requirements of NYSE.

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Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2016.

The members of the Audit Committee are:

Jarold W. Boettcher

James D. Gressett

Edward M. Tighe

November 15, 2016

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